UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-498
                                   -----------


                             AXP STOCK SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    9/30
                         --------------

AXP(R)
    Stock Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2004

AXP Stock Fund seeks to provide shareholders with current income and growth of capital.

(logo)                                                                    (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                                                            3

Performance Summary                                                      4

Questions & Answers
   with Portfolio Management                                             5

The Fund's Long-term Performance                                        10

Investments in Securities                                               12

Financial Statements (Portfolio)                                        15

Notes to Financial Statements (Portfolio)                               18

Report of Independent Registered
   Public Accounting Firm (Portfolio)                                   22

Financial Statements (Fund)                                             23

Notes to Financial Statements (Fund)                                    26

Report of Independent Registered
   Public Accounting Firm (Fund)                                        36

Federal Income Tax Information                                          37

Fund Expenses Example                                                   39

Board Members and Officers                                              41

Proxy Voting                                                            43

[dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Fund Snapshot
        AT SEPT. 30, 2004

PORTFOLIO MANAGERS

Portfolio managers                   Since            Years in industry
Mike Kennedy, CFA                    7/99                    34
Scott Mullinix                       6/04                    15
Dimitris Bertsimas                   10/04                   11
Gina Mourtzinou                      10/04                    8

FUND OBJECTIVE

For investors seeking current income and growth of capital.

Inception dates by class
A: 4/6/45       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols by class
A: INSTX        B: IDSBX        C: --           Y: IDSYX

Total net assets                                         $2.195 billion

Number of holdings                                                   87

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
           X           LARGE
                       MEDIUM  SIZE
                       SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Industrials 14.4%
Health care 12.7%
Financials 12.3%
Information technology 11.8%
Energy 10.7%
Consumer discretionary 9.8%
Materials 7.8%
Utilities 6.8%
Consumer staples 6.3%
Short-term securities 5.6%
Telecommunication services 1.8%

TOP TEN HOLDINGS

Percentage of portfolio assets
Microsoft (Computer software & services)                            4.8%
General Electric (Multi-industry)                                   3.8
Exxon Mobil (Energy)                                                3.3
Citigroup (Finance companies)                                       2.4
Pfizer (Health care products)                                       2.2
American Intl Group (Insurance)                                     2.2
BP ADR (Energy)                                                     2.1
Home Depot (Retail -- general)                                      2.0
Tyco Intl (Multi-industry)                                          1.8
Verizon Communications (Utilites -- telephone)                      1.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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3   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Performance Summary

(bar graph)

            PERFORMANCE COMPARISON
      For the year ended Sept. 30, 2004

 15%                 (bar 2)      (bar 3)
 10%      (bar 1)    +13.87%      +10.66%
  5%      +9.72%
  0%

(bar 1) AXP Stock Fund Class A (excluding sales charge)
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A                  Class B                 Class C                     Class Y
(Inception dates)            (4/6/45)                 (3/20/95)               (6/26/00)                   (3/20/95)
                         NAV(1)     POP(2)     NAV(1)    After CDSC(3)     NAV(1)   After CDSC(4)    NAV(5)      POP(5)
as of Sept. 30, 2004
1 year                   +9.72%     +3.40%     +8.91%       +4.91%         +8.87%      +8.87%        +9.90%      +9.90%
3 years                  +1.36%     -0.62%     +0.58%       -0.42%         +0.57%      +0.57%        +1.51%      +1.51%
5 years                  -1.82%     -2.98%     -2.58%       -2.73%           N/A         N/A         -1.68%      -1.68%
10 years                 +6.89%     +6.26%       N/A          N/A            N/A         N/A           N/A         N/A
Since inception          +9.75%     +9.64%     +6.19%       +6.19%         -6.11%      -6.11%        +7.16%      +7.16%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Mike Kennedy and Scott Mullinix discuss the Fund's positioning and results for fiscal year 2004. On Oct. 1, 2004, Portfolio Managers Dimitris Bertsimas and Gina Mourtzinou began managing approximately 25% of the Fund's assets using a quantitative investing approach to complement the Fund's investing strategy.

Q:  How did AXP Stock Fund perform for the 12 months ended Sept. 30, 2004?

A: AXP Stock Fund's Class A shares gained 9.72%, excluding sales charge for the 12 months ended Sept. 30, 2004. This was less than the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, that rose 10.66% for the same one-year period. The Fund's benchmark, the broad-based Standard & Poor's 500 Index (S&P 500 Index) increased 13.87% over the same time frame.

Q:  What factors most significantly  affected performance?

A: Stocks delivered attractive results during the Fund's fiscal period. However, most of the gains were achieved early in the period. In the second half of the fiscal year, markets lost momentum amid concerns about high energy prices, the pace of economic growth, potential terrorist activity and uncertainty surrounding the presidential election.

    Overall, our sector allocations added to the Fund's positive return for the fiscal year. However, this was not enough to offset our weak stock selection, which resulted in the Fund's underperformance of the S&P 500 and peer group for the period.

    Larger-than-benchmark weightings in the strongly performing energy, industrials and materials sectors were significant positive contributors for the Fund. Within the energy sector, the Fund benefited from energy equipment holdings such as Schlumberger, Transocean and Global Santa Fe, as well as from several larger oil companies like ConocoPhillips, British Petroleum and Apache. As a whole, the Fund's energy stocks kept pace with those in the S&P 500.

    Within the industrials sector, the Fund benefited from its holdings in the defense industry, as well as two individual stocks, Rockwell Automation and Tyco. However, performance of the Fund's industrial holdings fell just short of the benchmark. The materials sector was one of the strongest in the index, so our higher-than-S&P 500 position was particularly advantageous. Within the sector, the Fund's chemical and metals stocks were beneficial, while holdings in the paper industry hampered relative performance. As a result, our materials holdings underperformed the S&P 500.

    The Fund's position in the financial sector detracted from performance relative to the S&P 500. We maintained a lower-than-S&P 500 weighting in the sector because we believed the

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5   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We are focusing on companies that can increase prices, as well as those that have strong cash flow and above average dividend growth potential.(end callout quote)

    Federal Reserve (the Fed) would begin raising short-term interest rates, which it did three times during the period. Surprisingly, financial stocks performed well despite the rising interest rate environment. Our stock selection within the sector was unfavorable as we had focused on companies with ties to the capital markets, believing they would benefit from stronger equity markets and increased merger and acquisition activity. Thus, we established new positions in Merrill Lynch and Goldman Sachs and added to the Fund's Citigroup holdings during the first half of the fiscal period. When equity markets weakened in the second half of the period and merger and acquisition activity failed to materialize, our positions in these stocks did not work as expected.

    The Fund had a lower-than-benchmark position in technology. This was a prudent strategy given that technology was one of the worst performing sectors in the S&P 500 because of the sector's earnings shortfalls. However, our holdings in the semiconductor industry, which was by far the worst performing group in the technology sector, hurt relative performance.

    Healthcare was a similar story. The Fund had a lower-than-S&P 500 position, which was quite beneficial since health care was one of the worst performing sectors in the S&P 500. However, the Fund was hurt by several holdings including Boston Scientific and Merck, both of which suffered from product recalls.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We entered the fiscal year with the belief that the economic recovery was going to be on track and we shifted the Fund to higher-than-S&P 500 positions in materials and industrials. In the first six months of the fiscal year, we pared back those positions because we thought stock prices in the sectors had gotten ahead of their underlying values. We waited for a pause in the market and then subsequently rebuilt the Fund's positions in both areas.

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6   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    The biggest sector changes over the 12-month period were increases in the Fund's energy and financial positions and decreases in technology and materials. Despite the decrease in materials, the Fund's position remained larger than the benchmark. Similarly, the Fund's financial position remained below that of the benchmark, even with the increase. We think the outperformance of financial stocks in the face of rising interest rates was an anomaly that may not be repeated in the months ahead.

    During the fiscal year, we further reduced or eliminated the Fund's positions in materials companies Freeport-McMoRan, Newmont Mining and Weyerhaeuser. These companies had become overvalued in our view. We also further reduced or eliminated drug companies Teva Pharmaceuticals and Merck because of earnings concerns. In the energy sector, we slightly reduced our holdings of integrated oil companies in favor of drilling and oil service companies.

    We have continued to cut back on the Fund's holdings of consumer discretionary stocks because we are concerned about consumers' desire and ability to continue spending now that the Fed has begun to raise interest rates, mortgage refinancing has slowed and high energy prices continue to bite into spendable income.

    In summary, the Fund's most significant deviations from the S&P 500 were larger-than-index positions in energy and materials and lower-than-S&P 500 positions in the financials, consumer discretionary and technology sectors.

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7   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Questions & Answers

                          How the quantitative element
                               of AXP Stock Fund's
                           investment strategy works:

                                Buyable Universe
                            (Example: S&P 500 Index)

                              Stock Selection Model

                       Momentum        Value      Quality

                            Portfolio Construction &
                                Risk Management

                              Mutual Fund Portfolio

Q: How does a quantitative approach differ from how the Fund has historically been managed?

A: Adding a quantitative approach should provide new resources and greater investment flexibility for the Fund. Specifically, quantitative techniques differ from stock selection using fundamental methods in that a quantitative approach relies on computer modeling rather than a judgment call by portfolio management. Dimitris Bertsimas leads our Quantitative Investing team that employs three stock selection techniques for the Fund:

    o A momentum model. This investment model is based on the pattern of stock returns observed over history, and singles out groups of companies that appear to have improving prospects.

    o A value model. This investment model use proprietary estimates of future corporate earnings and buys stocks that appear undervalued based on historical price/earnings (P/E) ratios.

    o A quality-based model. This investment model attempts to predict returns of stocks based on valuation measures adjusted for quality based on parameters such as high earnings, low volatility of earnings and low debt over an appropriate historical period.

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8   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    Even as we have added these investment techniques, the Fund's objective -- to provide current income and growth of capital -- remains the same. The Fund also continues to invest primarily in large-cap U.S. stocks.

    Our Quantitative Investing team currently manages AXP Quantitative Large Cap Equity Fund, the equity portion and overall asset allocation mix of AXP Managed Allocation Fund and a small portion of AXP Small Cap Advantage Fund. More information as well as fact sheets, prospectuses and shareholder reports for these funds can be found at americanexpress.com/funds.

Q:  How do you intend to manage the Fund in the coming months?

A: Recent months have been fairly difficult for investors as market sentiment was swayed by questions about the economic recovery; including how strong it is and how long it can last. Rising energy costs have been an additional drag on the market. We believe energy costs will remain a key factor in the investing environment for the next 12 to 24 months. Finding new sources of energy and changing people's energy usage are long-term solutions, so there is no quick fix. Oil prices may decline if speculation subsides. If oil prices remain high perhaps the global economy will not grow as fast, but it is also possible the world will adjust to new economic realities of higher energy costs.

    We continue to believe the recovery can continue through 2005 and that interest rates and inflation (pricing) will increase modestly. Given this scenario, we think profits on the stocks in the S&P 500 Index may rise 6% to 9%, but that certain sectors and stocks might do better. Thus, we believe effective stock selection will be critical to successful investing in 2005. In this environment, we remain wary of the financial sector and consumer spending related sectors, believing they will be unable to keep up with the overall market. We are focusing on companies that can increase prices, as well as those that have strong cash flow and above average dividend growth potential.

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9   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Stock Fund Class A shares (from 10/1/94 to 9/30/04) as compared to the performance of two widely cited performance indices, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

 DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                    Class A
                                       Short-term         Long-term
Fiscal year ended           Income    capital gains     capital gains      Total
Sept. 30, 2004               $0.19         $ --            $ --            $0.19
Sept. 30, 2003                0.18           --              --             0.18
Sept. 30, 2002                0.17           --              --             0.17
Sept. 30, 2001                0.18        0.88            1.93              2.99
Sept. 30, 2000                0.18           --           3.14              3.32

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10   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

(line graph)
                          VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP STOCK FUND

AXP Stock Fund Class A
  (includes sales charge)   $ 9,425  $11,041  $12,862  $16,749 $17,091  $20,117  $23,455  $17,622 $14,415  $16,725  $18,351

S&P 500 Index(1)            $10,000  $12,975  $15,614  $21,928 $23,913  $30,561  $34,619  $25,400 $20,196  $25,123  $28,608

Lipper Large-Cap Core
  Funds Index(2)            $10,000  $12,417  $14,656  $19,812 $21,099  $26,376  $31,050  $22,390 $18,239  $21,900  $24,234
                              `94      `95      `96      `97     `98      `99      `00      `01     `02      `03      `04

COMPARATIVE RESULTS

Results as of Sept. 30, 2004                                                                       Since
                                               1 year      3 years       5 years     10 years  inception(3)
AXP Stock Fund (includes sales charge)
Class A    Cumulative value of $10,000        $10,340       $9,815        $8,596      $18,351   $2,385,365
           Average annual total return         +3.40%       -0.62%        -2.98%       +6.26%       +9.64%
Standard & Poor's 500 Index(1)
           Cumulative value of $10,000        $11,387      $11,265        $9,362      $28,608   $7,169,693
           Average annual total return        +13.87%       +4.05%        -1.31%      +11.08%      +11.73%
Lipper Large-Cap Core Funds Index(2)
           Cumulative value of $10,000        $11,066      $10,823        $9,188      $24,234          N/A
           Average annual total return        +10.66%       +2.67%        -1.68%       +9.25%          N/A

Results for other share classes can be found on page 4.

(1) S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) Fund data is from April 6, 1945. Index data is from July 1, 1945. The Fund began operating before inception of the Lipper peer group.

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11   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Investments in Securities

Equity Portfolio

Sept. 30, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (86.6%)
Issuer                                            Shares           Value(a)

Aerospace & defense (5.6%)
Lockheed Martin                                  600,000        $33,468,000
Northrop Grumman                                 400,000         21,332,000
Rockwell Automation                              800,000         30,960,000
United Technologies                              400,000         37,352,000
Total                                                           123,112,000

Banks and savings & loans (3.6%)
Bank of America                                  800,000         34,664,000
U.S. Bancorp                                     700,000         20,230,000
Wells Fargo & Co                                 400,000         23,852,000
Total                                                            78,746,000

Beverages & tobacco (1.1%)
PepsiCo                                          500,000         24,325,000

Broker dealers (0.7%)
Morgan Stanley                                   300,000         14,790,000

Chemicals (3.0%)
Air Products & Chemicals                         400,000         21,752,000
Dow Chemical                                     600,000         27,108,000
EI du Pont de Nemours & Co                       400,000         17,120,000
Total                                                            65,980,000

Computer hardware (1.3%)
Dell                                             800,000(b)      28,480,000

Computer software & services (7.3%)
Computer Sciences                                400,000(b)      18,840,000
Electronic Arts                                  400,000(b)      18,396,000
Intl Business Machines                           200,000         17,148,000
Microsoft                                      3,800,000        105,070,000
Total                                                           159,454,000

Electronics (1.3%)
Intel                                            800,000         16,048,000
Texas Instruments                                600,000         12,768,000
Total                                                            28,816,000

Energy (8.6%)
Apache                                           600,000         30,066,000
BP ADR                                           800,000(c)      46,024,000
ConocoPhillips                                   200,000         16,570,000
EnCana                                           500,000(c)      23,150,000
Exxon Mobil                                    1,500,000         72,495,000
Total                                                           188,305,000

Energy equipment & services (1.4%)
Schlumberger                                     200,000         13,462,000
Transocean                                       500,000(b)      17,890,000
Total                                                            31,352,000

Finance companies (2.4%)
Citigroup                                      1,200,000         52,944,000

Financial services (2.2%)
Capital One Financial                            400,000         29,560,000
Goldman Sachs Group                              200,000         18,648,000
Total                                                            48,208,000

Food (1.7%)
ConAgra Foods                                    700,000         17,997,000
Wm Wrigley Jr                                    300,000         18,993,000
Total                                                            36,990,000

Health care products (9.5%)
Amgen                                            500,000(b)      28,340,000
Boston Scientific                                500,000(b)      19,865,000
Gilead Sciences                                  400,000(b)      14,952,000
Johnson & Johnson                                600,000         33,798,000
Medtronic                                        500,000         25,950,000
Merck & Co                                       700,000         23,100,000
Pfizer                                         1,600,000         48,960,000
Teva Pharmaceutical Inds ADR                     400,000(c)      10,380,000
Total                                                           205,345,000

Health care services (2.3%)
Aetna                                            200,000         19,986,000
WellPoint Health Networks                        300,000(b)      31,527,000
Total                                                            51,513,000

See accompanying notes to investments in securities.

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12   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Household products (3.0%)
Clorox                                           200,000        $10,660,000
Colgate-Palmolive                                500,000         22,590,000
Procter & Gamble                                 600,000         32,472,000
Total                                                            65,722,000

Insurance (3.4%)
American Intl Group                              700,000         47,593,000
Chubb                                            400,000         28,112,000
Total                                                            75,705,000

Leisure time & entertainment (1.1%)
Viacom Cl B                                      700,000         23,492,000

Lodging & gaming (0.8%)
Intl Game Technology                             500,000         17,975,000

Machinery (1.1%)
Caterpillar                                      300,000         24,135,000

Media (1.5%)
Gannett                                          200,000         16,752,000
McGraw-Hill Companies                            200,000         15,938,000
Total                                                            32,690,000

Metals (1.5%)
Alcoa                                          1,000,000         33,590,000

Multi-industry (7.7%)
3M                                               300,000         23,991,000
Danaher                                          400,000         20,512,000
General Electric                               2,500,000         83,950,000
Tyco Intl                                      1,300,000(c)      39,858,000
Total                                                           168,311,000

Paper & packaging (1.5%)
Intl Paper                                       800,000         32,328,000

Precious metals (0.7%)
Freeport McMoRan Copper &
  Gold Cl B                                      400,000         16,200,000

Retail -- general (4.2%)
Home Depot                                     1,100,000         43,120,000
Target                                           500,000         22,625,000
Wal-Mart Stores                                  500,000         26,600,000
Total                                                            92,345,000

Retail -- grocery (0.5%)
SUPERVALU                                        400,000         11,020,000

Telecom equipment & services (1.9%)
Corning                                        1,800,000(b)      19,944,000
Motorola                                       1,200,000         21,648,000
Total                                                            41,592,000

Utilities -- electric (4.0%)
Cinergy                                          200,000          7,920,000
Dominion Resources                               500,000         32,625,000
FPL Group                                        500,000         34,160,000
PPL                                              300,000         14,154,000
Total                                                            88,859,000

Utilities -- telephone (1.8%)
Verizon Communications                         1,000,000         39,380,000

Total common stocks
(Cost: $1,766,752,640)                                       $1,901,704,000

Preferred stocks (6.0%)
Issuer                                            Shares           Value(a)

Dominion Resources
  9.50% Cv                                       342,000        $18,656,100
FPL Group
  8.50% Cv                                       300,000         17,070,000
Freeport McMoRan Copper & Gold
  5.50% Cv                                        21,950(d)      22,334,125
General Motors
  6.25% Cv                                     1,000,000         28,150,000
Public Service Enterprise Group
  10.25% Cv                                      415,000         24,298,250
Schering-Plough
  6.00% Cv                                       440,000         22,088,000

Total preferred stocks
(Cost: $125,377,302)                                           $132,596,475

Bonds (1.6%)
Issuer                   Coupon                  Principal         Value(a)
                          rate                    amount
Costco Wholesale
  Zero Coupon Cv
   08-19-17               3.50%              $21,000,000(d,e)   $19,845,000
Devon Energy
  Cv
   08-15-08               4.90                15,000,000         16,256,250

Total bonds
(Cost: $28,513,948)                                             $36,101,250

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Short-term securities (5.6%)
Issuer                  Effective                 Amount           Value(a)
                          yield                 payable at
                                                 maturity

U.S. government agencies (3.5%)
Federal Home Loan Mtge Corp Disc Nt
  10-19-04                1.72%              $15,000,000        $14,986,384
Federal Natl Mtge Assn Disc Nts
  10-22-04                1.70                30,000,000         29,968,831
  11-01-04                1.68                 7,900,000          7,888,203
  12-01-04                1.80                25,000,000         24,922,900
Total                                                            77,766,318

Commercial paper (2.1%)
Galaxy Funding
  10-21-04                1.62                 6,000,000          5,994,330
Greyhawk Funding
  10-29-04                1.77                 2,700,000          2,696,150
Park Avenue Receivables
  10-28-04                1.78                 5,000,000          4,993,078
Preferred Receivables Funding
  10-15-04                1.72                 7,200,000          7,194,841
Ranger Funding LLC
  10-19-04                1.77                 9,400,000          9,391,219
UBS Finance/Delaware LLC
  10-01-04                1.88                14,900,000         14,899,222
Total                                                            45,168,840

Total short-term securities
(Cost: $122,939,050)                                           $122,935,158

Total investments in securities
(Cost: $2,043,582,940)(f)                                    $2,193,336,883

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2004, the value of foreign securities represented 5.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2004, the value of these securities amounted to $42,179,125 or 1.9% of net assets.

(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(f) At Sept. 30, 2004, the cost of securities for federal income tax purposes was $2,047,007,799 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $213,124,582
     Unrealized depreciation                                    (66,795,498)
                                                                -----------
     Net unrealized appreciation                               $146,329,084
                                                               ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
14   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Portfolio

Sept. 30, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $2,043,582,940)                                         $2,193,336,883
Dividends and accrued interest receivable                                        1,990,024
                                                                                 ---------
Total assets                                                                 2,195,326,907
                                                                             -------------
Liabilities
Disbursements in excess of cash on demand deposit                                  243,232
Accrued investment management services fee                                          29,795
Other accrued expenses                                                              62,400
                                                                                    ------
Total liabilities                                                                  335,427
                                                                                   -------
Net assets                                                                  $2,194,991,480
                                                                            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Statement of operations
Equity Portfolio

Year ended Sept. 30, 2004
Investment income
Income:
Dividends                                                                     $ 44,784,439
Interest                                                                         2,211,939
Fee income from securities lending (Note 3)                                         60,598
   Less foreign taxes withheld                                                    (208,836)
                                                                                  --------
Total income                                                                    46,848,140
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                              11,111,422
Compensation of board members                                                       14,815
Custodian fees                                                                     152,542
Audit fees                                                                          32,250
Other                                                                               51,775
                                                                                    ------
Total expenses                                                                  11,362,804
   Earnings credits on cash balances (Note 2)                                         (483)
                                                                                      ----
Total net expenses                                                              11,362,321
                                                                                ----------
Investment income (loss) -- net                                                 35,485,819
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                              197,097,444
   Foreign currency transactions                                                       544
                                                                                       ---
Net realized gain (loss) on investments                                        197,097,988
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            6,927,011
                                                                                 ---------
Net gain (loss) on investments and foreign currencies                          204,024,999
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $239,510,818
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets
Equity Portfolio

Year ended Sept. 30,                                                               2004            2003
Operations
Investment income (loss) -- net                                             $   35,485,819   $   36,235,440
Net realized gain (loss) on investments                                        197,097,988     (141,714,417)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            6,927,011      456,767,733
                                                                                 ---------      -----------
Net increase (decrease) in net assets resulting from operations                239,510,818      351,288,756
                                                                               -----------      -----------
Proceeds from contributions                                                     19,586,930       32,548,294
Fair value of withdrawals                                                     (428,338,955)    (321,227,690)
                                                                              ------------     ------------
Net contributions (withdrawals) from partners                                 (408,752,025)    (288,679,396)
                                                                              ------------     ------------
Total increase (decrease) in net assets                                       (169,241,207)      62,609,360
Net assets at beginning of year                                              2,364,232,687    2,301,623,327
                                                                             -------------    -------------
Net assets at end of year                                                   $2,194,991,480   $2,364,232,687
                                                                            ==============   ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

Equity Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks. In pursuit of its income objective, the Portfolio will invest in income-producing equity securities (such as convertible securities and preferred stocks) and short-term debt instruments (such as commercial paper). The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
19   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.40% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Stock Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $642,172 for the year ended Sept. 30, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
20   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended Sept. 30, 2004, the Portfolio's custodian fees were reduced by $483 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,741,025,605 and $2,122,576,790, respectively, for the year ended Sept. 30, 2004. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $60,598 for the year ended Sept. 30, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

Brokerage clearing fees paid to brokers affiliated with AEFC were $514,423 for the year ended Sept. 30, 2004.

4. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.
Ratios/supplemental data

Fiscal period ended Sept. 30,                                               2004    2003     2002     2001     2000
Ratio of expenses to average daily net assets(a)                            .47%    .47%     .49%     .48%     .47%
Ratio of net investment income (loss) to average daily net assets          1.48%   1.56%    1.35%    1.27%    1.03%
Portfolio turnover rate (excluding short-term securities)                    76%     68%      86%      87%      53%
Total return(b)                                                           10.19%  16.53%   (17.87%)(24.59%)  17.02%

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
21   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Report of Independent  Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Portfolio (a series of Growth and Income Trust) as of September 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2004, and the financial highlights for each of the years in the five-year period ended September 30, 2004. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Portfolio as of September 30, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 22, 2004

--------------------------------------------------------------------------------
22   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Stock Fund

Sept. 30, 2004
Assets
Investment in Portfolio (Note 1)                                                                             $2,194,913,371
Capital shares receivable                                                                                            27,816
                                                                                                                     ------
Total assets                                                                                                  2,194,941,187
Liabilities
Capital shares payable                                                                                              166,972
Accrued distribution fee                                                                                             14,995
Accrued service fee                                                                                                   1,210
Accrued transfer agency fee                                                                                           3,640
Accrued administrative services fee                                                                                   1,983
Other accrued expenses                                                                                              152,212
                                                                                                                    -------
Total liabilities                                                                                                   341,012
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $2,194,600,175
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,218,906
Additional paid-in capital                                                                                    2,302,127,767
Undistributed net investment income                                                                               1,307,250
Accumulated net realized gain (loss) (Note 5)                                                                  (259,822,639)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           149,768,891
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $2,194,600,175
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $1,595,974,238
                                                           Class B                                           $  145,515,711
                                                           Class C                                           $    3,147,113
                                                           Class I                                           $   12,191,913
                                                           Class Y                                           $  437,771,200
Net asset value per share of outstanding capital stock:    Class A shares             88,586,618             $        18.02
                                                           Class B shares              8,148,843             $        17.86
                                                           Class C shares                176,940             $        17.79
                                                           Class I shares                676,783             $        18.01
                                                           Class Y shares             24,301,388             $        18.01
                                                                                      ----------             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Statement of operations
AXP Stock Fund

Year ended Sept. 30, 2004
Investment income
Income:
Dividends                                                                     $ 44,782,983
Interest                                                                         2,208,928
Fee income from securities lending                                                  60,596
   Less foreign taxes withheld                                                    (208,829)
                                                                                  --------
Total income                                                                    46,843,678
                                                                                ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                               11,361,954
Distribution fee
   Class A                                                                       4,245,423
   Class B                                                                       1,877,379
   Class C                                                                          32,180
Transfer agency fee                                                              2,678,841
Incremental transfer agency fee
   Class A                                                                         170,292
   Class B                                                                          63,865
   Class C                                                                           1,139
Service fee -- Class Y                                                             497,150
Administrative services fees and expenses                                          789,200
Compensation of board members                                                       11,915
Printing and postage                                                               248,741
Registration fees                                                                   52,449
Audit fees                                                                          10,750
Other                                                                               33,910
                                                                                    ------
Total expenses                                                                  22,075,188
   Earnings credits on cash balances (Note 2)                                      (25,827)
                                                                                   -------
Total net expenses                                                              22,049,361
                                                                                ----------
Investment income (loss) -- net                                                 24,794,317
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                       197,091,813
   Foreign currency transactions                                                       544
                                                                                       ---
Net realized gain (loss) on investments                                        197,092,357
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            6,926,582
                                                                                 ---------
Net gain (loss) on investments and foreign currencies                          204,018,939
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $228,813,256
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Stock Fund

Year ended Sept. 30,                                                               2004                    2003
Operations and distributions
Investment income (loss) -- net                                             $   24,794,317           $   25,106,839
Net realized gain (loss) on investments                                        197,092,357             (141,711,183)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            6,926,582              456,755,465
                                                                                 ---------              -----------
Net increase (decrease) in net assets resulting from operations                228,813,256              340,151,121
                                                                               -----------              -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                  (17,822,836)             (18,542,175)
      Class B                                                                     (462,784)                (826,583)
      Class C                                                                       (9,793)                 (10,675)
      Class I                                                                      (73,594)                      --
      Class Y                                                                   (6,002,196)              (6,585,430)
                                                                                ----------               ----------
Total distributions                                                            (24,371,203)             (25,964,863)
                                                                               -----------              -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                      63,479,881               90,579,699
   Class B shares                                                               12,358,184               26,213,929
   Class C shares                                                                  856,199                1,157,982
   Class I shares                                                               13,794,550                       --
   Class Y shares                                                              103,308,321              106,572,828
Reinvestment of distributions at net asset value
   Class A shares                                                               16,110,619               16,713,646
   Class B shares                                                                  454,174                  811,027
   Class C shares                                                                    9,509                   10,411
   Class I shares                                                                   73,495                       --
   Class Y shares                                                                6,002,197                6,585,430
Payments for redemptions
   Class A shares                                                             (277,171,254)            (273,416,766)
   Class B shares (Note 2)                                                     (73,507,847)             (75,233,233)
   Class C shares (Note 2)                                                        (793,152)                (682,062)
   Class I shares                                                               (1,535,947)                      --
   Class Y shares                                                             (237,347,682)            (150,728,449)
                                                                              ------------             ------------
Increase (decrease) in net assets from capital share transactions             (373,908,753)            (251,415,558)
                                                                              ------------             ------------
Total increase (decrease) in net assets                                       (169,466,700)              62,770,700
Net assets at beginning of year                                              2,364,066,875            2,301,296,175
                                                                             -------------            -------------
Net assets at end of year                                                   $2,194,600,175           $2,364,066,875
                                                                            ==============           ==============
Undistributed net investment income                                         $    1,307,250           $      883,592
                                                                            --------------           --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Stock Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Stock Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Stock Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.56% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Portfolio

The Fund invests all of its assets in Equity Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks. In pursuit of its income objective, the Portfolio will invest in income-producing equity securities (such as convertible securities and preferred stocks) and short-term debt instruments (such as commercial paper).

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Sept. 30, 2004 was 99.99%.

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26   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT
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Valuation of securities

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

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27   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT
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On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $544 and accumulated net realized loss has been increased by $544.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                           2004              2003

Class A
Distributions paid from:
      Ordinary income                     $17,822,836       $18,542,175
      Long-term capital gain                       --                --
Class B
Distributions paid from:
      Ordinary income                         462,784           826,583
      Long-term capital gain                       --                --
Class C
Distributions paid from:
      Ordinary income                           9,793            10,675
      Long-term capital gain                       --                --
Class I*
Distributions paid from:
      Ordinary income                          73,594               N/A
      Long-term capital gain                       --               N/A
Class Y
Distributions paid from:
      Ordinary income                       6,002,196         6,585,430
      Long-term capital gain                       --                --

* Inception date was March 4, 2004.

At Sept. 30, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $   1,307,250
Accumulated long-term gain (loss)                         $(256,397,902)
Unrealized appreciation (depreciation)                    $ 146,344,154

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

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28   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT
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2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

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29   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT
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Sales charges received by the Distributor for distributing Fund shares were
$696,194 for Class A, $134,762 for Class B and $582 for Class C for the year ended Sept. 30, 2004.

During the year ended Sept. 30, 2004, the Fund's transfer agency fees were reduced by $25,827 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                 Year ended Sept. 30, 2004
                                              Class A      Class B       Class C     Class I*       Class Y
Sold                                        3,548,705      689,923        48,092      759,831     5,707,084
Issued for reinvested distributions           890,502       25,336           534        4,073       331,674
Redeemed                                  (15,333,355)  (4,140,596)      (44,248)     (87,121)  (13,073,718)
                                          -----------   ----------       -------      -------   -----------
Net increase (decrease)                   (10,894,148)  (3,425,337)        4,378      676,783    (7,034,960)
                                          -----------   ----------         -----      -------    ----------

* Inception date was March 4, 2004.

                                                                 Year ended Sept. 30, 2003
                                              Class A      Class B       Class C      Class I       Class Y
Sold                                        5,722,482    1,708,211        76,013          N/A     6,853,682
Issued for reinvested distributions         1,057,709       52,965           677          N/A       416,086
Redeemed                                  (17,825,901)  (4,838,376)      (44,044)         N/A    (9,837,554)
                                          -----------   ----------       -------                 ----------
Net increase (decrease)                   (11,045,710)  (3,077,200)       32,646          N/A    (2,567,786)
                                          -----------   ----------        ------                 ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Sept. 30, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $256,397,902 at Sept. 30, 2004, that if not offset by capital gains will expire in 2011. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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30   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT
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6. FINANCIAL HIGHLIGHTS

The tables below show certain important finanicial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2004      2003        2002         2001       2000
Net asset value, beginning of period                                   $16.60    $14.47      $17.86       $27.12     $26.14
                                                                       ------    ------      ------       ------     ------
Income from investment operations:
Net investment income (loss)                                              .20       .18         .17          .20        .19
Net gains (losses) (both realized and unrealized)                        1.41      2.13       (3.39)       (6.47)      4.11
                                                                       ------    ------      ------       ------     ------
Total from investment operations                                         1.61      2.31       (3.22)       (6.27)      4.30
                                                                       ------    ------      ------       ------     ------
Less distributions:
Dividends from net investment income                                     (.19)     (.18)       (.17)        (.18)      (.18)
Distributions from realized gains                                          --        --          --        (2.81)     (3.14)
                                                                       ------    ------      ------       ------     ------
Total distributions                                                      (.19)     (.18)       (.17)       (2.99)     (3.32)
                                                                       ------    ------      ------       ------     ------
Net asset value, end of period                                         $18.02    $16.60      $14.47       $17.86     $27.12
                                                                       ------    ------      ------       ------     ------

Ratios/supplemental data
Net assets, end of period (in millions)                                $1,596    $1,651      $1,599       $2,277     $3,358
Ratio of expenses to average daily net assets(b)                         .89%      .92%        .92%         .87%       .84%
Ratio of net investment income (loss) to average daily net assets       1.06%     1.12%        .93%         .88%       .67%
Portfolio turnover rate (excluding short-term securities)                 76%       68%         86%          87%        53%
Total return(c)                                                         9.72%    16.03%     (18.20%)     (24.87%)    16.59%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

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31   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT
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
Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2004      2003        2002         2001       2000
Net asset value, beginning of period                                   $16.44    $14.34      $17.70       $26.90     $25.97
                                                                       ------    ------      ------       ------     ------
Income from investment operations:
Net investment income (loss)                                              .05       .06         .03          .01         --
Net gains (losses) (both realized and unrealized)                        1.42      2.10       (3.36)       (6.39)      4.07
                                                                       ------    ------      ------       ------     ------
Total from investment operations                                         1.47      2.16       (3.33)       (6.38)      4.07
                                                                       ------    ------      ------       ------     ------
Less distributions:
Dividends from net investment income                                     (.05)     (.06)       (.03)        (.01)        --
Distributions from realized gains                                          --        --          --        (2.81)     (3.14)
                                                                       ------    ------      ------       ------     ------
Total distributions                                                      (.05)     (.06)       (.03)       (2.82)     (3.14)
                                                                       ------    ------      ------       ------     ------
Net asset value, end of period                                         $17.86    $16.44      $14.34       $17.70     $26.90
                                                                       ------    ------      ------       ------     ------

Ratios/supplemental data
Net assets, end of period (in millions)                                  $146      $190        $210         $306       $436
Ratio of expenses to average daily net assets(b)                        1.67%     1.69%       1.69%        1.64%      1.60%
Ratio of net investment income (loss) to average daily net assets        .27%      .35%        .15%         .11%      (.09%)
Portfolio turnover rate (excluding short-term securities)                 76%       68%         86%          87%        53%
Total return(c)                                                         8.91%    15.09%     (18.84%)     (25.48%)    15.73%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

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32   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT
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
Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2004      2003        2002         2001       2000(b)
Net asset value, beginning of period                                   $16.39    $14.30      $17.66       $26.88     $26.70
                                                                       ------    ------      ------       ------     ------
Income from investment operations:
Net investment income (loss)                                              .06       .07         .04          .04        .05
Net gains (losses) (both realized and unrealized)                        1.39      2.09       (3.36)       (6.41)       .17
                                                                       ------    ------      ------       ------     ------
Total from investment operations                                         1.45      2.16       (3.32)       (6.37)       .22
                                                                       ------    ------      ------       ------     ------
Less distributions:
Dividends from net investment income                                     (.05)     (.07)       (.04)        (.04)      (.04)
Distributions from realized gains                                          --        --          --        (2.81)        --
                                                                       ------    ------      ------       ------     ------
Total distributions                                                      (.05)     (.07)       (.04)       (2.85)      (.04)
                                                                       ------    ------      ------       ------     ------
Net asset value, end of period                                         $17.79    $16.39      $14.30       $17.66     $26.88
                                                                       ------    ------      ------       ------     ------

Ratios/supplemental data
Net assets, end of period (in millions)                                    $3        $3          $2           $2         $1
Ratio of expenses to average daily net assets(c)                        1.67%     1.70%       1.71%        1.64%      1.60%(d)
Ratio of net investment income (loss) to average daily net assets        .29%      .32%        .14%         .16%       .02%(d)
Portfolio turnover rate (excluding short-term securities)                 76%       68%         86%          87%        53%
Total return(e)                                                         8.87%    15.11%     (18.84%)     (25.47%)      .81%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

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33   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT
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Class I
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(b)
Net asset value, beginning of period                                  $18.96
                                                                      ------
Income from investment operations:
Net investment income (loss)                                             .20
Net gains (losses) (both realized and unrealized)                       (.96)
                                                                      ------
Total from investment operations                                        (.76)
                                                                      ------
Less distributions:
Dividends from net investment income                                    (.19)
                                                                      ------
Net asset value, end of period                                        $18.01
                                                                      ------

Ratios/supplemental data
Net assets, end of period (in millions)                                  $12
Ratio of expenses to average daily net assets(c)                        .52%(d)
Ratio of net investment income (loss) to average daily net assets      1.50%(d)
Portfolio turnover rate (excluding short-term securities)                76%
Total return(e)                                                       (4.03%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

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34   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT
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
Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2004      2003        2002         2001       2000
Net asset value, beginning of period                                   $16.59    $14.46      $17.86       $27.13     $26.14
                                                                       ------    ------      ------       ------     ------
Income from investment operations:
Net investment income (loss)                                              .23       .20         .20          .23        .23
Net gains (losses) (both realized and unrealized)                        1.41      2.14       (3.40)       (6.47)      4.13
                                                                       ------    ------      ------       ------     ------
Total from investment operations                                         1.64      2.34       (3.20)       (6.24)      4.36
                                                                       ------    ------      ------       ------     ------
Less distributions:
Dividends from net investment income                                     (.22)     (.21)       (.20)        (.22)      (.23)
Distributions from realized gains                                          --        --          --        (2.81)     (3.14)
                                                                       ------    ------      ------       ------     ------
Total distributions                                                      (.22)     (.21)       (.20)       (3.03)     (3.37)
                                                                       ------    ------      ------       ------     ------
Net asset value, end of period                                         $18.01    $16.59      $14.46       $17.86     $27.13
                                                                       ------    ------      ------       ------     ------

Ratios/supplemental data
Net assets, end of period (in millions)                                  $438      $520        $490         $694       $981
Ratio of expenses to average daily net assets(b)                         .73%      .76%        .76%         .71%       .69%
Ratio of net investment income (loss) to average daily net assets       1.23%     1.28%       1.08%        1.04%       .82%
Portfolio turnover rate (excluding short-term securities)                 76%       68%         86%          87%        53%
Total return(c)                                                         9.90%    16.23%     (18.12%)     (24.77%)    16.80%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

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35   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT
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Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP STOCK SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Stock Fund (a series of AXP Stock Series, Inc.) as of September 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2004, and the financial highlights for each of the years in the five-year period ended September 30, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Stock Fund as of September 30, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 22, 2004

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36   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT
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Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Stock Fund
Fiscal year ended Sept. 30, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                              100%
     Dividends Received Deduction for corporations                          100%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.05586
March 23, 2004                                                           0.04159
June 23, 2004                                                            0.04134
Sept. 23, 2004                                                           0.05370
Total distributions                                                     $0.19249

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                              100%
     Dividends Received Deduction for corporations                          100%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.02216
March 23, 2004                                                           0.00400
June 23, 2004                                                            0.00520
Sept. 23, 2004                                                           0.01416
Total distributions                                                     $0.04552

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                              100%
     Dividends Received Deduction for corporations                          100%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.02386
March 23, 2004                                                           0.00624
June 23, 2004                                                            0.00539
Sept. 23, 2004                                                           0.01910
Total distributions                                                     $0.05459

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37   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT
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Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                              100%
     Dividends Received Deduction for corporations                          100%

Payable date                                                           Per share
March 23, 2004                                                           0.05616
June 23, 2004                                                            0.05871
Sept. 23, 2004                                                           0.07081
Total                                                                   $0.18568

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                              100%
     Dividends Received Deduction for corporations                          100%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.06295
March 23, 2004                                                           0.04934
June 23, 2004                                                            0.04894
Sept. 23, 2004                                                           0.06068
Total distributions                                                     $0.22191

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38   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
39   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

                                                          Beginning            Ending                  Expenses paid
                                                        account value       account value            during the period
                                                        April 1, 2004      Sept. 30, 2004      April 1, 2004-Sept. 30, 2004
Class A
   Actual(a)                                               $1,000               $977.10                  $4.30(b)
   Hypothetical (5% return before expenses)                $1,000             $1,020.65                  $4.39(b)
Class B
   Actual(a)                                               $1,000               $973.30                  $8.09(c)
   Hypothetical (5% return before expenses)                $1,000             $1,016.80                  $8.27(c)
Class C
   Actual(a)                                               $1,000               $973.50                  $8.14(d)
   Hypothetical (5% return before expenses)                $1,000             $1,016.75                  $8.32(d)
Class I
   Actual(a)                                               $1,000               $978.40                  $2.57(e)
   Hypothetical (5% return before expenses)                $1,000             $1,022.40                  $2.63(e)
Class Y
   Actual(a)                                               $1,000               $977.30                  $3.51(f)
   Hypothetical (5% return before expenses)                $1,000             $1,021.45                  $3.59(f)

(a) Based on the actual return for the six months ended Sept. 30, 2004: (2.29%) for Class A, (2.67%) for Class B, (2.65%) for Class C, (2.16%) for Class I and (2.27%) for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 1.64%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
40   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Arne H. Carlson                    Board member     Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999       (provides administrative services to
Minneapolis, MN 55402                               boards). Former Governor  of Minnesota
Age 69
---------------------------------- ---------------- --------------------------------------- -------------------------------
Philip J. Carroll, Jr.             Board member     Retired Chairman and CEO,  Fluor        Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002       Corporation (engineering and            Materials Company, Inc.
Minneapolis, MN 55402                               construction) since 1998                (construction
Age 66                                                                                      materials/chemicals)
---------------------------------- ---------------- --------------------------------------- -------------------------------
Livio D. DeSimone                  Board member     Retired Chair of the Board and  Chief   Cargill, Incorporated
30 Seventh Street East             since 2001       Executive Officer, Minnesota Mining     (commodity merchants and
Suite 3050                                          and Manufacturing (3M)                  processors), General Mills,
St. Paul, MN 55101-4901                                                                     Inc. (consumer foods), Vulcan
Age 70                                                                                      Materials Company
                                                                                            (construction materials/
                                                                                            chemicals), Milliken & Company
                                                                                            (textiles and chemicals), and
                                                                                            Nexia Biotechnologies, Inc.
---------------------------------- ---------------- --------------------------------------- -------------------------------
Patricia M. Flynn                  Board member     Trustee Professor of Economics and      BostonFed Bancorp, Inc.
901 S. Marquette Ave.              since 2004       Management, Bentley College since       (holding company and its
Minneapolis, MN 55402                               2002; former Dean, McCallum Graduate    subsidiary Boston Federal
Age 53                                              School of Business,  Bentley College    Savings Bank
                                                    from 1999 to 2002
---------------------------------- ---------------- --------------------------------------- -------------------------------
Anne P. Jones                      Board member     Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ---------------- --------------------------------------- -------------------------------
Stephen R. Lewis, Jr.*             Board member     Retired President and Professor of      Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002       Economics, Carleton College             (manufactures irrigation
Minneapolis, MN 55402                                                                       systems)
Age 65
---------------------------------- ---------------- --------------------------------------- -------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
41   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Catherine James Paglia             Board member     Enterprise Asset Management, Inc.       Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004       (private real estate and asset          (transportation, distribution
Minneapolis, MN 55402                               management company) since 1999          and logistics consultants)
Age 52
---------------------------------- ---------------- --------------------------------------- -------------------------------
Alan K. Simpson                    Board member     Former three-term United States
1201 Sunshine Ave.                 since 1997       Senator for Wyoming
Cody, WY 82414
Age 72
---------------------------------- ---------------- --------------------------------------- -------------------------------
Alison Taunton-Rigby               Board member     Founder and Chief Executive Officer,
901 S. Marquette Ave.              since 2002       RiboNovix, Inc. since 2004;
Minneapolis, MN 55402                               President, Forester Biotech since
Age 60                                              2000; prior to that, President and
                                                    CEO, Aquila Biopharmaceuticals, Inc.
---------------------------------- ---------------- --------------------------------------- -------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                    length of
                                     service
---------------------------------- ---------------- --------------------------------------- -------------------------------
William F. Truscott                Board member     Senior Vice President - Chief
53600 AXP Financial Center         since 2001,      Investment Officer of AEFC since
Minneapolis, MN 55474              Vice             2001. Former Chief Investment Officer
Age 43                             President        and Managing Director, Zurich Scudder
                                   since 2002       Investments
---------------------------------- ---------------- --------------------------------------- -------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
42   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Jeffrey P. Fox                     Treasurer        Vice President - Investment
50005 AXP Financial Center         since 2002       Accounting, AEFC, since 2002;  Vice
Minneapolis, MN 55474                               President - Finance, American Express
Age 49                                              Company, 2000-2002;  Vice President -
                                                    Corporate Controller, AEFC, 1996-2000
---------------------------------- ---------------- --------------------------------------- -------------------------------
Paula R. Meyer                     President        Senior Vice President and General
596 AXP Financial Center           since 2002       Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                               2002; Vice President and Managing
Age 50                                              Director - American Express Funds,
                                                    AEFC, 2000-2002; Vice President,
                                                    AEFC,  1998-2000
---------------------------------- ---------------- --------------------------------------- -------------------------------
Leslie L. Ogg                      Vice             President of Board Services
901 S. Marquette Ave.              President,       Corporation
Minneapolis, MN 55402              General
Age 65                             Counsel, and
                                   Secretary
                                   since 1978
---------------------------------- ---------------- --------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
43   ---   AXP STOCK FUND   ---   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Stock Series, Inc. were as follows:

                        2004 - $11,052;                       2003 - $11,005

(b) Audit - Related Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Stock Series, Inc. were as follows:

                        2004 - $502;                          2003 - $424

(c) Tax Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for tax compliance related services for AXP Stock Series, Inc. were as follows:

                        2004 - $2,559;                        2003 - $2,350

(d) All Other Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Stock Series, Inc. were as follows:

                        2004 - None;                          2003 - $29

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee with the exception of the 2003 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Sept. 30, by the registrant for non-audit services to KPMG LLP were as follows:

                        2004 - None;                          2003 - None

         The fees paid for the years ended Sept. 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2004 - $126,900;                      2003 - $184,000

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2004 and 2003, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

* 2003 represents bills paid 10/1/02 - 9/30/03
  2004 represents bills paid 10/1/03 - 9/30/04

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.  Submission of matters to a vote of security holders. Not applicable.

Item 10. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Stock Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2004



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          December 1, 2004